UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2009

Date of reporting period: March 1, 2008 — August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Value Fund

FUND SYMBOL (CLASS A SHARES): PSLAX

8|31|08

Semiannual Report

PUTNAM INVESTMENTS

4¢
U.S. POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Small Cap
Value Fund

8|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	14
Portfolio turnover	15
Risk	16
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Brokerage commissions	44

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies. We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course. It should be pointed out that indicators of economic activity in the broader economy, while pointing to slower growth in the near term, still describe a solid underlying business environment.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large — comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and startups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s management team looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product that fills a need often have this effect. In addition, the management team considers stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue-chip stocks; relatively minor earnings drops or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation Carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change Focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund holdings have
spanned sectors and industries over time.

Performance snapshot

Average annual total return (%) comparison as of 8/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Edward, with the subprime mortgage crisis spreading into the wider U.S. economy and raising concerns about a recession, stock markets were volatile during the period. How did Putnam Small Cap Value Fund perform?

The first half of the fiscal year proved to be disappointing, with investments in the financials and technology sectors struggling in particular. The fund had a loss of 0.98% for the six months ended August 31, 2008. In comparison, the fund’s benchmark, the Russell 2000 Value Index, returned 7.82% and the average return for its Lipper peer group, Small-Cap Value Funds, was 4.28% for the same period.

What contributed to the fund’s under-performance relative to its benchmark and Lipper peer group?

The fund’s financial holdings were the single biggest contributor to its underperformance. Continued weakness in the U.S. housing and credit markets, as well as highly publicized difficulties at several major investment banks, undermined investor confidence in the sector. Many financial holdings suffered when investors sold

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 18.

investments en mass to reduce risk in their portfolios. However, even though we had prudently underweighted investments in the sector relative to the benchmark, poor individual stock selection held back performance.

One of the more noteworthy detractors was PFF Bancorp, a holding company for PFF Bank & Trust, which provides individual and corporate banking services in Southern California. Given the high delinquency rate of mortgages held by the bank, the company had to take on additional loans to cover the losses, which sent its stock price down sharply. In June, FBOP Corporation, the parent company of California National Bank, announced that it was acquiring PFF, and the stock was sold out of the portfolio at a loss.

The fund’s technology investments also had a negative impact on results. Initially, we were positive on the fundamentals for many of these stocks, but market conditions continued to deteriorate, depressing their profit outlook and driving their stock prices lower. One such disappointment — SMART Modular Technologies, which produces memory and display products for equipment manufacturers — has seen customer demand and market share shrink in the face of the economic slowdown. The dramatic drop in the pricing of dynamic random access memory (DRAM) chips, which are used in personal computers and workstations, overwhelmed the company’s ability to protect its operating margins. Despite this setback, we think this well-managed

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Spartan Stores, Inc. (1.4%)	Consumer staples	Distribution

HealthSpring, Inc. (1.3%)	Health care	Health-care services

American Equity Investment
Life Holding Co. (1.3%)	Financials	Insurance

Selective Insurance Group (1.2%)	Financials	Insurance

Safety Insurance Group, Inc. (1.2%)	Financials	Insurance

Tidewater, Inc. (1.1%)	Energy	Energy (oil field)

Greif, Inc. (1.1%)	Basic materials	Forest products and packaging

Ruddick Corp. (1.1%)	Consumer staples	Food

Southwest Gas Corp. (1.1%)	Utilities and power	Natural gas utilities

Communication
Centennial Communications Corp. (1.0%)	services	Telecommunications

company remains attractive over the longer term.

The fund’s underperformance relative to the Russell 2000 Value Index was further compounded by the fact that this unmanaged index rebalanced on June 30, 2008. Consequently, the benchmark’s composition changed dramatically overnight, with weightings in the top-performing energy and basic materials sectors decreasing and the financials exposure increasing. The timing, as it turned out, proved to be quite fortuitous given the sharp decline in oil prices since early July, and contributed to the benchmark’s significant outperformance versus the fund and Lipper peer group average.

Did the sharp decline in energy prices toward the end of the period affect performance?

Yes, but given its value-oriented focus, the fund was not negatively affected to the extent that growth-oriented energy sector investments were. This distinction goes to the heart of the fund’s strategy.

Because it is price-conscious, value investing is a lower risk, basic equity strategy that tends to promote conservatism in highly speculative markets. As value managers, we are looking for improving prospects but not necessarily high growth. Valuation — the relative price of a stock — is all-important. In contrast, growth investors are looking for high growth and momentum of earnings.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

In the fall of 2007, after a rally in value stocks that had lasted several years, investors became more risk averse and turned to high-quality growth stocks. Momentum investors, which tend to pursue the hottest growth stocks, pushed prices of energy stocks dramatically higher in a short period of time. Inherent in this rally was the expectation that there would be strong ongoing demand for energy. However, by the summer of 2008, economic concerns began to dampen demand for energy, and their stock prices retreated. Because we had avoided the high momentum energy stocks, the fund didn’t experience a decline in prices to the extent that the higher-profile growth stocks did.

What strategies or individual stocks helped performance?

Our decision to lower the portfolio’s weighting in energy stocks by trimming across the board in late June and early July proved fortuitous, as it dovetailed nicely with the rebalancing of the benchmark and preceded the correction. The fund remains slightly overweight, but to a lesser degree. We also raised the portfolio’s exposure to the health-care and consumer staples sectors, which tend to be resilient in periods of slower growth. The increased weighting in AMERIGROUP Corp., a Medicaid health insurer, and Elizabeth Arden, Inc., a manufacturer and distributor of mass-channel cosmetics, are examples of this more defensive strategy.

In anticipation of a slowing economy, we also sold some of the fund’s holdings in the basic materials sector. We trimmed in some cases and sold outright other positions in early June, prior to the July reversal when signs of a weaker global economy surfaced. As part of this strategy, we eliminated the fund’s exposure to the steel sector, including investments in Steel Dynamics.

The portfolio’s top individual performers hailed from a range of industries. Financials may have proved disappointing as a sector, but the news was not all bad. The fund’s second best-performing stock was SWS Group. A financial holding company for Southwest Securities Group that provides brokerage and securities clearing services, it is experiencing double-digit increases in profits. Communications equipment provider ARRIS Group benefited from the rollout of its next generation of high-speed data and cable telephone systems. Stamps.com provides online postage to small businesses and is benefiting from an effective marketing strategy aimed at its more profitable customers.

Finally, two companies — DRS Technologies, a defense contractor, and Vital Signs, Inc., a global provider of medical products — rallied on takeover news. Both stocks were sold shortly after the companies’ respective announcements in order to lock in gains.

Edward, what is your outlook for the fund in the months ahead?

In the weeks following the reporting period, there was more disappointing news about the health of the U.S. economy. The economic picture in Europe and the emerging markets was also less clear, causing their stock markets to retreat sharply and raising concerns of a global economic slowdown. While this may not be welcome news, we believe the U.S. stock market is further along in its correction and should recover sooner as a result. One could argue that U.S. stocks may likely offer one of the world’s best equity investment opportunities at this time.

Similarly, small-cap stocks, which tend to be more economically sensitive than large-cap stocks, have been in a bear market since June 2007. Large-cap stocks peaked in October 2007. We think that small-cap stocks should rebound earlier than their large-cap counterparts once confidence returns to the market. Historically this has been the case.

With its combined focus on small-cap companies that are based in the United States, we believe Putnam Small Cap Value Fund is in a good position to benefit from early signs of a recovery.

Thanks for your time and insights today, Edward.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

On October 3, lawmakers approved a $700 billion rescue plan for the ailing financial industry. In mid-September, with portions of the financial system perilously close to collapse, the Bush Administration, along with the heads of the U.S. Treasury and the Federal Reserve Bank, called upon Congressional lawmakers to quickly approve a plan to buy the failed mortgages and mortgage-related securities that are at the heart of the crisis. Treasury Secretary Henry Paulson said that this more aggressive, comprehensive plan was necessary because the “case-by-case” rescues of firms such as Bear Stearns, AIG, and Fannie Mae and Freddie Mac had not done enough to restore investor confidence.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/08

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	155.40%	140.68%	138.51%	138.51%	138.04%	138.04%	143.92%	135.37%	149.58%	160.30%
Annual average	10.51	9.81	9.71	9.71	9.68	9.68	9.97	9.55	10.24	10.73

5 years	43.60	35.33	38.39	37.09	38.25	38.25	40.06	35.19	41.84	45.46
Annual average	7.51	6.24	6.71	6.51	6.69	6.69	6.97	6.22	7.24	7.78

3 years	-7.87	-13.15	-9.87	-11.27	-9.95	-9.95	-9.23	-12.41	-8.57	-7.18
Annual average	-2.70	-4.59	-3.40	-3.91	-3.43	-3.43	-3.18	-4.32	-2.94	-2.45

1 year	-19.37	-23.99	-19.95	-23.07	-20.06	-20.69	-19.82	-22.65	-19.60	-19.24

6 months	-0.98	-6.65	-1.42	-6.35	-1.53	-2.51	-1.35	-4.81	-1.18	-0.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 8/31/08

		Lipper Small-Cap
	Russell 2000	Value Funds
	Value Index	category average*

Life of fund	174.73%	168.12%
Annual average	11.37	10.93

5 years	62.87	59.51
Annual average	10.25	9.65

3 years	11.16	9.08
Annual average	3.59	2.80

1 year	-7.52	-8.91

6 months	7.82	4.28

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/08, there were 326, 309, 248, 200, and 115 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/29/08	$10.21	$10.83	$9.15	$9.18	$9.64	$9.99	$10.18	$10.48

8/31/08	10.11	10.73	9.02	9.04	9.51	9.85	10.06	10.38

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/08

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	141.51%	127.59%	125.28%	125.28%	125.14%	125.14%	130.58%	122.50%	135.93%	146.25%
Annual average	9.76	9.08	8.96	8.96	8.95	8.95	9.23	8.82	9.49	9.99

5 years	39.37	31.32	34.18	32.92	34.22	34.22	35.95	31.20	37.66	41.12
Annual average	6.86	5.60	6.06	5.86	6.06	6.06	6.33	5.58	6.60	7.13

3 years	–12.88	–17.87	–14.82	–16.14	–14.79	–14.79	–14.15	–17.16	–13.53	–12.23
Annual average	–4.49	–6.35	–5.21	–5.70	–5.20	–5.20	–4.96	–6.08	–4.73	–4.26

1 year	–23.56	–27.95	–24.12	–27.08	–24.14	–24.73	–23.95	–26.60	–23.76	–23.41

6 months	–5.16	–10.57	–5.65	–10.37	–5.53	–6.47	–5.47	–8.73	–5.37	–5.12

Fund’s annual operating expenses For fiscal year ended 2/29/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from March 1, 2008, to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.37	$11.11	$11.11	$9.86	$8.62	$6.12

Ending value (after expenses)	$990.20	$985.80	$984.70	$986.50	$988.20	$990.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2008, use the following calculation method. To find the value of your investment on March 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.48	$11.27	$11.27	$10.01	$8.74	$6.21

Ending value (after expenses)	$1,017.80	$1,014.01	$1,014.01	$1,015.27	$1,016.53	$1,019.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Average annualized expense
ratio for Lipper peer group*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Small Cap Value Fund	49%	47%	29%	24%	24%

Lipper Small-Cap Value Funds
category average	76%	74%	73%	67%	66%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ended on February 29. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 8/31/08.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Michael Petro is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

Trustee and Putnam employee fund ownership

As of August 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$474,000	$75,000,000

Putnam employees	$9,610,000	$517,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Michael Petro may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The

Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	83rd

Three-year period	78th

Five-year period	34th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 296, 232 and 179 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Value Funds category for the one-year and five-year periods ended September 30, 2008 were 93% and 70%, respectively. Over the one-year and five-year periods ended September 30, 2008, your fund ranked 281 out of 304 and 139 out of 200 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/08 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value

Aerospace and Defense (1.2%)
Innovative Solutions & Support, Inc. † S	219,284	$1,313,511

Teledyne Technologies, Inc. †	42,500	2,649,025

		3,962,536
Agriculture (0.6%)
Andersons, Inc. (The) S	47,900	2,153,584

		2,153,584
Airlines (0.9%)
SkyWest, Inc.	174,000	2,973,660

		2,973,660
Automotive (1.9%)
American Axle & Manufacturing Holdings, Inc. S	292,400	1,421,064

ArvinMeritor, Inc. S	189,700	2,847,397

Snap-On, Inc. S	38,900	2,218,078

		6,486,539
Banking (5.9%)
BancTec, Inc. 144A †	482,500	1,712,875

City Holding Co.	73,400	3,068,854

Colonial Bancgroup, Inc.	339,100	2,143,112

Columbia Banking Systems, Inc.	83,300	1,166,200

East West Bancorp, Inc.	114,100	1,422,827

Hanmi Financial Corp.	228,600	1,168,146

PacWest Bancorp S	18,300	415,044

Provident Bankshares Corp.	211,340	1,635,772

Renasant Corp. S	132,512	2,505,802

Sterling Bancshares, Inc.	249,400	2,454,096

Webster Financial Corp.	117,600	2,507,232

		20,199,960
Building Materials (0.6%)
Interface, Inc. Class A	168,100	2,213,877

		2,213,877
Chemicals (3.5%)
Airgas, Inc.	52,500	3,110,100

Olin Corp.	110,500	2,973,555

Omnova Solutions, Inc. †	456,600	1,319,574

RPM, Inc.	121,800	2,630,880

Spartech Corp.	187,600	1,975,428

		12,009,537
Commercial and Consumer Services (1.5%)
Advance America Cash Advance Centers, Inc.	57,700	283,884

Deluxe Corp.	145,300	2,398,903

EZCORP, Inc. Class A †	154,746	2,412,490

		5,095,277
Communications Equipment (2.4%)
ARRIS Group, Inc. † S	324,451	3,069,306

Belden CDT, Inc. S	74,200	2,726,108

Netgear, Inc. †	155,200	2,615,120

		8,410,534

COMMON STOCKS (98.9%)* cont.	Shares	Value

Computers (1.8%)
Emulex Corp. †	143,400	$1,924,428

Ixia †	12,553	109,086

Monotype Imaging Holdings, Inc. †	199,780	2,505,241

SMART Modular Technologies WWH, Inc. †	504,100	1,577,833

		6,116,588
Construction (0.4%)
Quanex Building Products Corp.	83,225	1,369,884

		1,369,884
Consumer Finance (0.2%)
Capital Trust, Inc. Class A R	66,175	798,071

		798,071
Consumer Goods (1.2%)
Elizabeth Arden, Inc. †	100,000	2,046,000

Prestige Brands Holdings, Inc. †	233,622	2,219,409

		4,265,409
Consumer Services (0.9%)
Stamps.com, Inc. †	221,400	3,039,822

		3,039,822
Distribution (1.4%)
Spartan Stores, Inc.	205,800	4,679,892

		4,679,892
Electric Utilities (3.0%)
Black Hills Corp.	72,346	2,446,018

UIL Holdings Corp.	61,200	1,995,120

UniSource Energy Corp.	88,200	2,833,866

Westar Energy, Inc.	131,300	2,973,945

		10,248,949
Electrical Equipment (0.9%)
WESCO International, Inc. †	76,500	2,940,660

		2,940,660
Electronics (6.2%)
Avnet, Inc. †	79,338	2,328,570

Benchmark Electronics, Inc. †	144,649	2,385,262

EnerSys † S	86,600	2,435,192

General Cable Corp. † S	47,667	2,346,170

Mellanox Technologies, Ltd. (Israel) †	158,900	1,925,868

Park Electrochemical Corp.	100,057	2,803,597

Technitrol, Inc.	150,300	2,376,243

TTM Technologies, Inc. †	210,700	2,524,186

Zoran Corp. †	255,200	2,271,280

		21,396,368
Energy (Oil Field) (1.9%)
GulfMark Offshore, Inc. † S	52,400	2,625,240

Tidewater, Inc. S	63,600	3,858,612

		6,483,852
Financial (1.7%)
Advanta Corp. Class B	293,100	2,236,353

Financial Federal Corp.	86,600	2,162,402

MGIC Investment Corp.	174,700	1,469,227

		5,867,982

COMMON STOCKS (98.9%)* cont.	Shares	Value

Food (2.1%)
Chiquita Brands International, Inc. † S	48,500	$711,980

Ruddick Corp.	115,200	3,667,968

Weiss Markets, Inc.	70,800	2,679,780

		7,059,728
Forest Products and Packaging (2.5%)
Grief, Inc. Class A	53,200	3,676,652

Universal Forest Products, Inc. S	71,279	2,341,515

Wausau Paper Corp.	303,300	2,611,413

		8,629,580
Health Care Services (3.6%)
AMERIGROUP Corp. †	109,300	2,828,684

AMN Healthcare Services, Inc. †	182,736	3,471,984

HealthSpring, Inc. †	232,980	4,626,983

Hooper Holmes, Inc. †	921,200	1,409,436

		12,337,087
Insurance (9.8%)
American Equity Investment Life Holding Co.	494,300	4,542,617

Assured Guaranty, Ltd. (Bermuda) S	133,700	2,173,962

FBL Financial Group, Inc. Class A	87,097	1,998,876

Hanover Insurance Group, Inc. (The)	46,800	2,210,364

Infinity Property & Casualty Corp.	58,700	2,729,550

Landamerica Financial Group, Inc.	47,300	810,722

Navigators Group, Inc. †	48,841	2,559,268

Phoenix Companies, Inc. (The)	254,700	3,033,477

Presidential Life Corp.	179,200	3,225,600

Safety Insurance Group, Inc.	93,400	4,016,200

Selective Insurance Group	172,598	4,166,516

Zenith National Insurance Corp.	57,000	2,176,830

		33,643,982
Investment Banking/Brokerage (1.9%)
SWS Group, Inc.	162,600	3,281,268

TradeStation Group, Inc. †	316,900	3,181,676

		6,462,944
Leisure (0.7%)
Arctic Cat, Inc. S	231,388	2,390,238

		2,390,238
Machinery (2.9%)
Applied Industrial Technologies, Inc.	70,900	2,063,899

Chart Industries, Inc. †	60,900	2,812,362

Imation Corp.	96,700	2,053,908

Middleby Corp. (The) † S	58,100	3,100,216

		10,030,385
Manufacturing (0.9%)
Knoll, Inc.	193,900	3,193,533

		3,193,533
Media (0.3%)
Journal Communications, Inc. Class A	229,600	1,173,256

		1,173,256

COMMON STOCKS (98.9%)* cont.	Shares	Value

Medical Technology (1.5%)
Cutera, Inc. †	215,480	$2,406,912

Datascope Corp.	31,400	1,570,000

PSS World Medical, Inc. † S	57,000	1,041,390

		5,018,302
Metal Fabricators (1.4%)
Mueller Industries, Inc.	83,900	2,353,395

USEC, Inc. † S	412,000	2,373,120

		4,726,515
Metals (0.6%)
Haynes International, Inc. † S	36,200	2,116,252

		2,116,252
Natural Gas Utilities (2.5%)
Energen Corp.	42,500	2,373,200

Laclede Group, Inc. (The) S	54,200	2,435,206

Southwest Gas Corp. S	120,400	3,654,140

		8,462,546
Office Equipment & Supplies (0.8%)
Ennis Inc.	164,600	2,717,546

		2,717,546
Oil & Gas (2.9%)
Alon USA Energy, Inc. S	124,400	1,516,436

Cabot Oil & Gas Corp. Class A	31,200	1,386,528

Delek US Holdings, Inc.	108,400	856,360

Energy Partners, Ltd. †	80,685	960,152

St. Mary Land & Exploration Co. S	72,100	3,044,062

Swift Energy Co. † S	50,500	2,358,855

		10,122,393
Pharmaceuticals (1.5%)
Owens & Minor, Inc. S	41,500	1,913,980

Sciele Pharma, Inc. † S	164,910	3,177,816

		5,091,796
Publishing (0.1%)
GateHouse Media, Inc. S	310,786	202,011

		202,011
Real Estate (5.5%)
Arbor Realty Trust, Inc R	137,800	1,214,018

DiamondRock Hospitality Co. R	150,810	1,388,960

Entertainment Properties Trust R	57,672	3,129,859

Getty Realty Corp. R	134,800	2,821,364

Gramercy Capital Corp. R	119,400	798,786

Hersha Hospitality Trust R	244,376	1,769,282

M/I Schottenstein Homes, Inc.	77,700	1,391,607

MFA Mortgage Investments, Inc. R	441,660	3,003,288

NorthStar Realty Finance Corp. R	179,775	1,285,391

Pennsylvania Real Estate Investment Trust R	105,100	2,086,235

		18,888,790
Restaurants (0.7%)
Ruby Tuesday, Inc. †	331,100	2,314,389

		2,314,389

COMMON STOCKS (98.9%)* cont.	Shares	Value

Retail (7.9%)
Brown Shoe Co., Inc. S	171,300	$2,603,760

Haverty Furniture Cos., Inc. S	211,000	2,329,440

Iconix Brand Group, Inc. † S	215,500	2,786,415

Jos. A. Bank Clothiers, Inc. † S	124,400	3,233,156

Nautilus, Inc. S	462,920	2,462,734

OfficeMax, Inc.	137,900	1,687,896

Perry Ellis International, Inc. † S	122,700	2,093,262

Pier 1 Imports, Inc. † S	651,900	2,881,398

Sonic Automotive, Inc. S	169,900	1,828,124

Stage Stores, Inc.	137,200	2,184,224

Steven Madden, Ltd. †	122,500	3,080,875

		27,171,284
Semiconductor (1.2%)
Cohu, Inc. S	113,964	1,903,199

GSI Group, Inc. (Canada) †	151,025	755,125

Ultra Clean Holdings, Inc. †	224,010	1,630,793

		4,289,117
Shipping (0.9%)
Arkansas Best Corp. S	84,700	2,932,314

		2,932,314
Software (1.2%)
Chordiant Software, Inc. †	460,100	2,737,595

Parametric Technology Corp. †	71,814	1,442,025

		4,179,620
Staffing (1.0%)
Gevity HR, Inc.	413,000	3,407,250

		3,407,250
Technology (0.9%)
CACI International, Inc. Class A †	58,600	2,968,090

		2,968,090
Technology Services (1.1%)
CSG Systems International, Inc. †	34,463	651,351

United Online, Inc. S	304,500	3,206,385

		3,857,736
Telecommunications (3.8%)
Brightpoint, Inc. †	250,974	2,160,886

Centennial Communications Corp. †	465,700	3,548,634

Earthlink, Inc. †	281,332	2,622,014

Novatel Wireless, Inc. † S	299,200	1,864,016

Oplink Communications, Inc. †	228,600	3,003,804

		13,199,354
Textiles (0.6%)
Phillips-Van Heusen Corp.	57,464	2,187,079

		2,187,079
Total common stocks (cost $354,460,864)		$339,486,098

INVESTMENT COMPANIES (1.0%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	247,811	$2,579,713

MCG Capital Corp.	253,500	882,180

Total investment companies (cost $6,799,151)		$3,461,893

SHORT-TERM INVESTMENTS (18.7%)*	Principal amount	Value

Short-term investments held as collateral for loaned securities with yields ranging from 1.75% to 3.03% and due dates ranging from
September 2, 2008 to October 28, 2008 [d]	$64,280,812	$64,178,308

Total short-term investments (cost $64,178,308)		$64,178,308

TOTAL INVESTMENTS

Total investments (cost $425,438,323)		$407,126,299

* Percentages indicated are based on net assets of $343,416,791.

† Non-income-producing security.

d See Note 1 to the financial statements.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at August 31, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$341,235,116	$—

Level 2	65,891,183	—

Level 3	—	—

Total	$407,126,299	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $61,231,872 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $425,438,323)	$407,126,299

Dividends, interest and other receivables	666,977

Receivable for shares of the fund sold	265,199

Receivable for securities sold	4,133,055

Total assets	412,191,530

LIABILITIES

Payable to custodian (Note 2)	2,435,847

Payable for securities purchased	95,513

Payable for shares of the fund repurchased	907,031

Payable for compensation of Manager (Notes 2 and 5)	707,472

Payable for investor servicing fees (Note 2)	95,564

Payable for custodian fees (Note 2)	18,584

Payable for Trustee compensation and expenses (Note 2)	97,145

Payable for administrative services (Note 2)	1,564

Payable for distribution fees (Note 2)	146,979

Collateral on securities loaned, at value (Note 1)	64,178,308

Other accrued expenses	90,732

Total liabilities	68,774,739

Net assets	$343,416,791

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$333,728,545

Undistributed net investment income (Note 1)	2,299,651

Accumulated net realized gain on investments (Note 1)	25,700,619

Net unrealized depreciation of investments	(18,312,024)

Total — Representing net assets applicable to capital shares outstanding	$343,416,791

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($282,246,132 divided by 27,929,932 shares)	$10.11

Offering price per class A share (100/94.25 of $10.11)*	$10.73

Net asset value and offering price per class B share ($12,970,249 divided by 1,438,736 shares)**	$9.02

Net asset value and offering price per class C share ($16,462,036 divided by 1,820,210 shares)**	$9.04

Net asset value and redemption price per class M share ($2,520,706 divided by 265,053 shares)	$9.51

Offering price per class M share (100/96.50 of $9.51)*	$9.85

Net asset value, offering price and redemption price per class R share
($28,680 divided by 2,852 shares)	$10.06

Net asset value, offering price and redemption price per class Y share
($29,188,988 divided by 2,810,985 shares)	$10.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/08 (Unaudited)

INVESTMENT INCOME

Dividends	$4,415,946

Interest (including interest income of $6,377
from investments in affiliated issuers) (Note 5)	6,377

Securities lending	454,576

Total investment income	4,876,899

EXPENSES

Compensation of Manager (Note 2)	1,527,373

Investor servicing fees (Note 2)	667,686

Custodian fees (Note 2)	15,286

Trustee compensation and expenses (Note 2)	16,709

Administrative services (Note 2)	15,473

Distribution fees — Class A (Note 2)	393,284

Distribution fees — Class B (Note 2)	77,842

Distribution fees — Class C (Note 2)	90,121

Distribution fees — Class M (Note 2)	11,370

Distribution fees — Class R (Note 2)	76

Other	102,228

Fees waived and reimbursed by Manager (Notes 2 and 5)	(17,963)

Total expenses	2,899,485

Expense reduction (Note 2)	(27,301)

Net expenses	2,872,184

Net investment income	2,004,715

Net realized gain on investments (Notes 1 and 3)	14,678,072

Net unrealized depreciation of investments during the period	(20,909,660)

Net loss on investments	(6,231,588)

Net decrease in net assets resulting from operations	$(4,226,873)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/08*	Year ended 2/29/08

Operations:
Net investment income	$2,004,715	$3,517,636

Net realized gain on investments	14,678,072	75,281,968

Net unrealized depreciation of investments	(20,909,660)	(216,855,016)

Net decrease in net assets resulting from operations	(4,226,873)	(138,055,412)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(2,801,596)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	—	(149)

Class Y	—	(335,564)

Net realized short-term gain on investments

Class A	—	(11,832,273)

Class B	—	(1,083,122)

Class C	—	(790,293)

Class M	—	(146,145)

Class R	—	(552)

Class Y	—	(965,355)

From net realized long-term gain on investments
Class A	—	(72,990,523)

Class B	—	(6,681,524)

Class C	—	(4,875,134)

Class M	—	(901,535)

Class R	—	(3,406)

Class Y	—	(5,955,047)

Redemption fees (Note 1)	14,507	23,069

Decrease from capital share transactions (Note 4)	(68,961,645)	(99,157,958)

Total decrease in net assets	(73,174,011)	(346,552,519)

NET ASSETS

Beginning of period	416,590,802	763,143,321

End of period (including undistributed net investment
income of $2,299,651 and $294,936, respectively)	$343,416,791	$416,590,802

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net										Ratio of net
	Net asset	Net	realized and			From net					Net assets,	Ratio of	investment
	value,	investment	unrealized gain	Total from	From net	realized	Total		Net asset	Total return	end of	expenses to	income (loss)
	beginning	income	(loss) on	investment	investment	gain on	distri-	Redemption	value, end	at net asset	period (in	average net	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	butions	fees	of period	value (%) [b]	thousands)	assets (%) [c]	net assets (%)	turnover (%)

Class A
August 31, 2008 **	$10.21	.06 [d]	(.16)	(.10)	—	—	—	— [e]	$10.11	(.98) *	$282,246	.74 *[d]	.55 *[d]	20.83 *
February 29, 2008	16.62	.10 [d]	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	— [e]	10.21	(22.54)	342,770	1.37 [d]	.66 [d]	49.22
February 28, 2007	18.17	.08 [d,f]	1.75	1.83	(.06)	(3.32)	(3.38)	— [e]	16.62	10.32 [f]	522,839	1.27 [d,f]	.46 [d,f]	47.18
February 28, 2006	19.11	.05 [d,g]	2.80	2.85	—	(3.79)	(3.79)	— [e]	18.17	16.24	476,251	1.25 [d]	.28 [d,g]	28.65
February 28, 2005	18.01	— [d,e]	3.00	3.00	—	(1.90)	(1.90)	— [e]	19.11	16.83	496,588	1.38 [d]	(.03) [d]	24.00
February 29, 2004	10.51	.04	7.46	7.50	—	—	—	—	18.01	71.36	482,998	1.34	.29	24.40

Class B
August 31, 2008 **	$9.15	.02 [d]	(.15)	(.13)	—	—	—	— [e]	$9.02	(1.42) *	$12,970	1.12 *[d]	.17 *[d]	20.83 *
February 29, 2008	15.24	(.04) [d]	(3.20)	(3.24)	—	(2.85)	(2.85)	— [e]	9.15	(23.06)	19,600	2.12 [d]	(.16) [d]	49.22
February 28, 2007	16.98	(.05) [d,f]	1.63	1.58	—	(3.32)	(3.32)	— [e]	15.24	9.52 [f]	147,307	2.02 [d,f]	(.29) [d,f]	47.18
February 28, 2006	18.22	(.08) [d,g]	2.63	2.55	—	(3.79)	(3.79)	— [e]	16.98	15.35	242,985	2.00 [d]	(.47) [d,g]	28.65
February 28, 2005	17.37	(.14) [d]	2.89	2.75	—	(1.90)	(1.90)	— [e]	18.22	15.99	281,226	2.13 [d]	(.78) [d]	24.00
February 29, 2004	10.21	(.06)	7.22	7.16	—	—	—	—	17.37	70.13	320,905	2.09	(.46)	24.40

Class C
August 31, 2008 **	$9.18	.02 [d]	(.16)	(.14)	—	—	—	— [e]	$9.04	(1.53) *	$16,462	1.12 *[d]	.18 *[d]	20.83 *
February 29, 2008	15.28	(.01) [d]	(3.24)	(3.25)	—	(2.85)	(2.85)	— [e]	9.18	(23.08)	19,800	2.12 [d]	(.10) [d]	49.22
February 28, 2007	17.02	(.05) [d,f]	1.63	1.58	—	(3.32)	(3.32)	— [e]	15.28	9.51 [f]	38,799	2.02 [d,f]	(.29) [d,f]	47.18
February 28, 2006	18.25	(.08) [d,g]	2.64	2.56	—	(3.79)	(3.79)	— [e]	17.02	15.39	43,993	2.00 [d]	(.47) [d,g]	28.65
February 28, 2005	17.40	(.14) [d]	2.89	2.75	—	(1.90)	(1.90)	— [e]	18.25	15.96	46,641	2.13 [d]	(.78) [d]	24.00
February 29, 2004	10.23	(.06)	7.23	7.17	—	—	—	—	17.40	70.09	49,511	2.09	(.46)	24.40

Class M
August 31, 2008 **	$9.64	.03 [d]	(.16)	(.13)	—	—	—	— [e]	$9.51	(1.35) *	$2,521	.99 *[d]	.30 *[d]	20.83 *
February 29, 2008	15.83	.02 [d]	(3.36)	(3.34)	—	(2.85)	(2.85)	— [e]	9.64	(22.83)	3,493	1.87 [d]	.16 [d]	49.22
February 28, 2007	17.49	(.01) [d,f]	1.67	1.66	—	(3.32)	(3.32)	— [e]	15.83	9.71 [f]	7,322	1.77 [d,f]	(.04) [d,f]	47.18
February 28, 2006	18.61	(.04) [d,g]	2.71	2.67	—	(3.79)	(3.79)	— [e]	17.49	15.70	7,799	1.75 [d]	(.22) [d,g]	28.65
February 28, 2005	17.67	(.09) [d]	2.93	2.84	—	(1.90)	(1.90)	— [e]	18.61	16.24	10,561	1.88 [d]	(.53) [d]	24.00
February 29, 2004	10.36	(.03)	7.34	7.31	—	—	—	—	17.67	70.56	11,935	1.84	(.21)	24.40

Class R
August 31, 2008 **	$10.18	.04 [d]	(.16)	(.12)	—	—	—	— [e]	$10.06	(1.18) *	$29	.87 *[d]	.42 *[d]	20.83 *
February 29, 2008†	16.83	.05 [d]	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	— [e]	10.18	(23.62) *	29	1.49 *[d]	.39 *[d]	49.22

Class Y
August 31, 2008 **	$10.48	.07 [d]	(.17)	(.10)	—	—	—	— [e]	$10.38	(.95) *	$29,189	.61 *[d]	.68 *[d]	20.83 *
February 29, 2008	16.97	.14 [d]	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	— [e]	10.48	(22.30)	30,898	1.12 [d]	.91 [d]	49.22
February 28, 2007	18.49	.13 [d,f]	1.78	1.91	(.11)	(3.32)	(3.43)	— [e]	16.97	10.56 [f]	46,876	1.02 [d,f]	.71 [d,f]	47.18
February 28, 2006	19.34	.11 [d,g]	2.83	2.94	—	(3.79)	(3.79)	— [e]	18.49	16.53	48,223	1.00 [d]	.55 [d,g]	28.65
February 28, 2005	18.16	.03 [d]	3.05	3.08	—	(1.90)	(1.90)	— [e]	19.34	17.14	85,561	1.13 [d]	.25 [d]	24.00
February 29, 2004	10.57	.08	7.51	7.59	—	—	—	—	18.16	71.81	103,874	1.09	.52	24.40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

**Unaudited.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

August 31, 2008	<0.01%

February 29, 2008	<0.01

February 28, 2007	<0.01

February 28, 2006	<0.01

February 28, 2005	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is one of a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which, Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2008, the value of securities loaned amounted to $61,302,616. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $64,178,308 which is pooled with collateral of other Putnam funds into 78 issues of short-term investments.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $428,004,588, resulting in gross unrealized appreciation and depreciation of $54,696,602 and $75,574,891, respectively, or net unrealized depreciation of $20,878,289.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first

$500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended August 31, 2008, Putnam Management waived $17,783 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2008, the fund incurred $667,686 for investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended August 31, 2008, the fund’s expenses were reduced by $5,905 under the expense offset arrangements and by $21,396 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $351, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%,

1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,629 and $91 from the sale of class A and class M shares, respectively, and received $13,556 and $541 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $102 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,793,390 and $145,654,016, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2008 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/08		Year ended 2/29/08

Class A	Shares	Amount	Shares	Amount

Shares sold	2,176,989	$22,093,702	11,970,376	$188,672,039

Shares issued in connection with	—	—	7,278,770	82,031,741
reinvestment of distributions

	2,176,989	22,093,702	19,249,146	270,703,780

Shares repurchased	(7,806,829)	(79,303,719)	(17,151,815)	(249,552,450)

Net increase (decrease)	(5,629,840)	$(57,210,017)	2,097,331	$21,151,330

	Six months ended 8/31/08		Year ended 2/29/08

Class B	Shares	Amount	Shares	Amount

Shares sold	95,343	$864,211	412,038	$5,777,179

Shares issued in connection with	—	—	677,224	6,846,736
reinvestment of distributions

	95,343	864,211	1,089,262	12,623,915

Shares repurchased	(799,386)	(7,221,810)	(8,614,685)	(126,705,060)

Net decrease	(704,043)	$(6,357,599)	(7,525,423)	$(114,081,145)

	Six months ended 8/31/08		Year ended 2/29/08

Class C	Shares	Amount	Shares	Amount

Shares sold	70,948	$651,722	331,647	$4,548,916

Shares issued in connection with	—	—	475,178	4,823,058
reinvestment of distributions

	70,948	651,722	806,825	9,371,974

Shares repurchased	(408,678)	(3,747,459)	(1,188,875)	(15,231,931)

Net decrease	(337,730)	$(3,095,737)	(382,050)	$(5,859,957)

	Six months ended 8/31/08		Year ended 2/29/08

Class M	Shares	Amount	Shares	Amount

Shares sold	8,478	$78,954	37,100	$554,513

Shares issued in connection with	—	—	95,519	1,017,274
reinvestment of distributions

	8,478	78,954	132,619	1,571,787

Shares repurchased	(105,888)	(994,606)	(232,586)	(2,994,828)

Net decrease	(97,410)	$(915,652)	(99,967)	$(1,423,041)

	Six months ended 8/31/08		Year ended 2/29/08

Class R	Shares	Amount	Shares	Amount

Shares sold	1,825	$18,355	2,460	$32,918

Shares issued in connection with	—	—	365	4,107
reinvestment of distributions

	1,825	18,355	2,825	37,025

Shares repurchased	(1,779)	(17,841)	(19)	(291)

Net increase	46	$514	2,806	$36,734

	Six months ended 8/31/08		Year ended 2/29/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	236,976	$2,471,323	802,083	$12,351,461

Shares issued in connection with	—	—	627,679	7,255,966
reinvestment of distributions

	236,976	2,471,323	1,429,762	19,607,427

Shares repurchased	(373,734)	(3,854,477)	(1,243,964)	(18,589,306)

Net increase (decrease)	(136,758)	$(1,383,154)	185,798	$1,018,121

At August 31, 2008, Putnam, LLC owned 75 class R shares of the fund (2.6% of class R shares outstanding), valued at $755.

Note 5: Investment in Putnam Prime Money
Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2008, management fees paid were reduced by $180 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $6,377 for the period ended August 31, 2008. During the period ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $21,171,710 and $22,143,812, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended August 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) UBS Securities, Morgan Stanley & Co., Citigroup Global Markets, Credit Suisse First Boston, and Merrill Lynch, Pierce, Fenner and Smith. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended August 31, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Co., CIBC World Markets, Goldman, Sachs & Co., Investment Technology Group, J.P.Morgan Securities, Lehman Brothers, RBC Capital Markets, SG Cowen Securities, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA069 252900 10/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008